_________________________________________________________________
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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        FORM 8-K/A NO. 1

                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 1998

                     FIRST LIBERTY BANK CORP.
     (Exact name of registrant as specified in its charter)

        Pennsylvania                0-13312           23-2275242
(State or other jurisdiction      (Commission       (IRS Employer
      of incorporation)           File Number)       Ident. No.)

645 Washington Avenue, P.O. Box 39, Jermyn, PA         18433-0039
     (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (717) 876-6500

                      The First Jermyn Corp.

  (Former name or former address, if changed since last report.)
_________________________________________________________________
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  PAGE 1

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          The Consolidated Balance Sheets as of December 31, 1997 and 1996, and the Consolidated Statements of Income, Consolidated Statements of Changes in Shareholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1996 of Upper Valley Bancorp, Inc. and subsidiary, and the related Notes to Consolidated Financial Statements are incorporated herein by reference to Exhibit 99.2 hereof.

          The Unaudited Consolidated Balance Sheets as of
          June 30, 1998, and the Unaudited Consolidated Statements of Income, Unaudited Consolidated Statements of Changes in Shareholders' Equity, and Unaudited Consolidated Statements of Cash Flows for the six-month periods ended June 30, 1998 and 1997 of Upper Valley Bancorp, Inc. and subsidiary, and the related Notes to Unaudited Consolidated Financial Statements are incorporated herein by reference to Exhibit 99.3 hereof.

     (b)  Pro forma financial information.

          The pro forma financial statements of First Liberty Bank Corp. (formerly, The First Jermyn Corp.) and Upper Valley Bancorp, Inc. required by Item 7(b) of Form 8-K are incorporated herein by reference to Exhibit 99.4 hereof.

     (c)  Exhibits.

           2.1 Agreement, dated as of October 15, 1997, between First Jermyn and Upper Valley.*

          23   Consent of Kronick Kalada Berdy and Co.

          99.1 Report of Kronick Kalada Berdy and Co.

          99.2 Consolidated Balance Sheets as of December 31, 1997 and 1996, and the Consolidated Statements of Income, Consolidated Statements of Changes in Stockholders' Equity and Consolidated Statements of Cash Flows for the years ended December 31, 1997 and 1996 of Upper Valley Bancorp, Inc. and subsidiary, and the related Notes to Consolidated Financial Statements are incorporated herein by reference to pages F-3 through F-27 to the Form S-4/A Registration Statement (No. 333-49391) of The First Jermyn Corp. dated May 21, 1998.
  <PAGE 2>
          99.3 Unaudited Consolidated Balance Sheets as of
               June 30, 1998, and the Unaudited Consolidated Statements of Income, Unaudited Consolidated Statements of Changes in Shareholders' Equity, and Unaudited Consolidated Statements of Cash Flows for the six-month periods ended June 30, 1998 and 1997 of Upper Valley Bancorp, Inc. and subsidiary, and the related Notes to Unaudited Consolidated Financial Statements.

          99.4 Pro forma unaudited financial statements of First
               Liberty Bank Corp. (formerly, The First Jermyn
               Corp.) and Upper Valley Bancorp, Inc.

_______________
*Previously Filed.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST LIBERTY BANK CORP.

Dated:  September 10, 1998

                              By /s/ William M. Davis
                                   William M. Davis,
                                   President and Chief Executive
                                   Officer
  PAGE 4
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                          EXHIBIT INDEX


Exhibit Number

     23             Consent of Kronick Kalada Berdy and Co.

     99.1           Report of Kronick Kalada Berdy and Co.

     99.3 Unaudited Consolidated Balance Sheets as of June 30, 1998, and the Unaudited Consolidated Statements of Income, Unaudited Consolidated Statements of Changes in Shareholders' Equity, and Unaudited Consolidated Statements of Cash Flows for the six-month periods ended June 30, 1998 and 1997 of Upper Valley Bancorp, Inc. and subsidiary, and the related Notes to Unaudited Consolidated Financial Statements.

     99.4 Pro forma unaudited financial statements of First Liberty Bank Corp. (formerly, The First
                    Jermyn Corp.) and Upper Valley Bancorp, Inc.
                    <PAGE 5>